Exhibit 99.2

ELECTION FORM
FOR USE BY SHAREHOLDERS OF HERITAGEBANC, INC.

IMPORTANT:  TO BE EFFECTIVE, THIS ELECTION FORM AND THE LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., CHICAGO TIME, ON FEBRUARY 1, 2008, THE ELECTION DEADLINE.

Pursuant to the terms of the Merger Agreement, the undersigned shareholder(s) of HeritageBanc elects to receive the following form of consideration in connection with the conversion of his or her shares of HeritageBanc Common Stock upon consummation of the Merger.  This election is subject to proration procedures intended to ensure that 50% of the aggregate consideration paid by Old Second to holders of HeritageBanc Common Stock will be Old Second Common Stock and 50% of the aggregate consideration paid by Old Second will be cash, as described in the Proxy Statement.

PLEASE CHECK THE APPROPRIATE BOX TO INDICATE YOUR ELECTION

Please check only one box.

☐                                    ALL CASH ELECTION — The undersigned elects to receive his or her portion of the merger consideration entirely in cash.

☐                                    ALL STOCK ELECTION — The undersigned elects to receive his or her portion of the merger consideration entirely in shares of Old Second Common Stock.

☐                                    MIXED ELECTION — The undersigned elects to receive his or her portion of the merger consideration:

          % in cash                               % in shares of Old Second Common Stock

(Please write in the percentages of the consideration that you would like to receive in cash and Old Second Common Stock in the appropriate blanks.  The sum of the percentages inserted must equal 100%.)

Elections may be adjusted by the Exchange Agent in order to satisfy the requirement that 50% of all shares of HeritageBanc Common Stock must be converted into the right to receive Old Second Common Stock and 50% of all shares of HeritageBanc Common Stock must be converted into the right to receive cash.

If you beneficially own shares of HeritageBanc Common Stock registered in more than one name (e.g., if you beneficially own shares (1) through the Heritage ESOP and (2) individually, as record holder), you may choose how to allocate the merger consideration between your accounts.  This choice will not, however, affect the total amount of cash and number of shares of Old Second Common Stock you will receive.

If you would like to choose how to allocate the merger consideration between your accounts, please complete the table below:

	Percent of Aggregate Cash Consideration to be Allocated:		Percent of Aggregate Stock Consideration to be Allocated:
☐ ESOP ACCOUNT		%		%
☐ INDIVIDUAL ACCOUNT		%		%
☐ OTHER ACCOUNT specify:		%		%

TOTAL:	100%		100%

(Please write in the percentages of the aggregate cash consideration and stock consideration that you would like to allocate to each account.  The sum of the percentages for cash consideration and stock consideration must each equal 100%.)

The undersigned understands that if consideration is reallocated between his or her accounts as provided above, the Exchange Agent will adjust the undersigned’s letter of transmittal accordingly.  The undersigned further understands that Old Second and the Exchange Agent will endeavor to follow the above allocation request when finalizing the distribution of merger consideration, but only to the extent that such allocations are consistent with the total amount of merger consideration to be paid by Old Second and the percentage of the aggregate merger consideration to be received by each of the undersigned’s accounts.

The undersigned understands that if the Exchange Agent does not receive a completed Election Form and an accompanying Letter of Transmittal by the Election Deadline or if he or she fails to follow the instructions on this Election Form or otherwise fails to properly make an election, the undersigned will be considered to have made no election and will be allocated cash, shares of Old Second Common Stock or a combination thereof as needed to satisfy the overall 50% cash and 50% stock requirement.

The undersigned acknowledges that he or she has received a copy of the Proxy Statement and certifies that he or she has reviewed the Proxy Statement, as well as this Election Form and accompanying instructions, and has complied with all requirements stated therein.  The undersigned acknowledges that any election is subject to the terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement, including, without limitation, the requirement that 50% of all shares of HeritageBanc Common Stock must be converted into the right to receive Old Second Common Stock and 50% of all shares of HeritageBanc Common Stock must be converted into the right to receive cash.  The undersigned understands that, regardless of his or her election, the form of consideration he or she may receive will depend on the elections of other HeritageBanc shareholders and that he or she may not receive the same breakdown of consideration he or she elects to receive.  The undersigned hereby authorizes Old Second, the Exchange Agent and Patrick J. Roe and John Ladowicz, jointly serving as shareholder representative for the holders of HeritageBanc Common Stock, to follow and/or adjust all elections and to rely upon all representations, certifications and instructions accompanying this election form.

To be signed by the holder(s) of record exactly as the name(s) of such holder(s) appears on the stock certificate. All joint owners must sign.  When signing as attorney, executor, administrator, trustee, guardian, officer, general partner, etc., please provide full title as such.

SIGNATURE:

Date: , 2008
Signature of Shareholder

Signature of Shareholder

PLEASE RETURN THIS ELECTION FORM TO THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE USING THE ENCLOSED PRE-ADDRESSED ENVELOPE.

YOU MAY AT ANY TIME PRIOR TO THE ELECTION DEADLINE CHANGE OR REVOKE YOUR ELECTION BY SUBMITTING TO THE EXCHANGE AGENT A REVISED ELECTION FORM PROPERLY COMPLETED AND SIGNED.  AFTER THE ELECTION DEADLINE, YOU MAY NOT CHANGE OR REVOKE YOUR ELECTION.